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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2003



                         MSC INDUSTRIAL DIRECT CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   New York                                       1-14130                                   11-3289165
                   --------                                       -------                                   ----------
x(State or other jurisdiction of incorporation)           (Commission File Number)                (IRS Employer Identification No.)

                75 Maxess Road
                                                                                                               11747
                 Melville, NY                                                                                  -----
   (Address of Principal Executive Offices)                                                                 (Zip Code)


       Registrant's telephone number, including area code: (516) 812-2000
                                                           --------------

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ITEM 5. OTHER EVENTS

On July 10, 2003, the Registrant issued a press release announcing the declaration of a cash dividend on the common stock of the Registrant. The entire text of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated July 10,
2003.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MSC INDUSTRIAL DIRECT CO., INC.


                                       By: /s/ Charles Boehlke
                                           ------------------------------
                                       Name:  Charles Boehlke
                                       Title: Executive Vice President
                                              and Chief Financial Officer


Date: July 11, 2003